UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

May 10, 2016

Date of Report (Date of earliest event reported)

DIODES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	002-25577	95-2039518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4949 Hedgcoxe Road, Suite 200, Plano, TX	75024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 987-3900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Results of the Annual Meeting

Diodes Incorporated (the “Company”) submitted to a vote of its security holders at its 2016 annual meeting of stockholders on May 10, 2016 for the following matters: (1) the election of seven persons to the Board of Directors of the Company (the “Board”), each to serve until the next annual meeting of stockholders and until their respective successors have been elected and qualified; (2) the approval of the Company’s executive compensation on an advisory basis; and (3) the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

1. Election of Directors

The final results of the number of votes cast for and withheld, as well as the number of broker non-votes, as to each nominee for the Board are as follows:

C.H. Chen	For:	36,643,302
	Withheld:	6,875,584
	Broker Non-Votes:	2,819,320
Michael R. Giordano	For:	41,070,249
	Withheld:	2,448,637
	Broker Non-Votes:	2,819,320
L.P. Hsu	For:	40,392,101
	Withheld:	3,126,785
	Broker Non-Votes:	2,819,320
Keh-Shew Lu	For:	41,957,978
	Withheld:	1,560,908
	Broker Non-Votes:	2,819,320
Raymond Soong	For:	33,715,018
	Withheld:	9,803,868
	Broker Non-Votes:	2,819,320
John M. Stich	For:	41,499,403
	Withheld:	2,019,483
	Broker Non-Votes:	2,819,320
Michael K.C. Tsai	For:	41,532,217
	Withheld:	1,986,669
	Broker Non-Votes:	2,819,320

2. Approval of Executive Compensation

The final results of the number of votes cast for and against, as well as the number of abstentions and broker non-votes, as to the approval of executive compensation on an advisory basis are as follows:

For:	17,134,902
Against:	26,359,878
Abstain:	24,106
Broker Non-Votes:	2,819,320

Although this vote is advisory and is not binding on the Company, the Board and the Compensation Committee value the opinions of our stockholders and will review the result of the vote and take it into consideration when making future decisions regarding executive compensation.

3. Ratification of Appointment of Independent Registered Public Accounting Firm

The final results of the number of votes cast for and against, as well as the number of abstentions and broker non-votes, as to the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 are as follows:

For:	46,111,083
Against:	202,023
Abstain:	25,100
Broker Non-Votes:	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2016	DIODES INCORPORATED

	By	/s/ Richard D. White
RICHARD D. WHITE
Chief Financial Officer